Investments	12 Months Ended
Dec. 31, 2011
Investments
Investments

7. Investments

Cost Method Investments

In January 2010, the Company entered into an agreement to purchase preferred stock of Fisker Automotive, Inc., a maker of plug-in hybrid electric vehicles in the United States (“Fisker”). The Company agreed to invest (i) cash of $13.0 million; and (ii) shares of the Company’s common stock, which, when transferred to Fisker, had a fair market value of $7.5 million. As of December 31, 2010, the Company recorded an investment of $20.5 million in the consolidated balance sheets. The Company is accounting for its investment under the cost method. During the year ended December 31, 2011, the Company elected not to participate in Fisker’s subsequent stock financing. This election not to participate resulted in the conversion of the Company’s preferred shares of Fisker to common shares on a 2:1 ratio. As such, the Company performed an analysis and valuation of its investment in Fisker resulting to the recognition of an impairment charge of $11.6 million for the year ended December 31, 2011 and an adjusted investment value of $8.9 million as of December 31, 2011.

Equity-Method Investments

In December 2009, the Company entered into a joint venture agreement with an automaker in China to assist the Company in growing its business and sales in China’s transportation industry and created Shanghai Advanced Traction Battery Systems, Co. Ltd. (the “Joint Venture”). Under the terms of the joint venture agreement, the Company was required to invest $4.7 million into the Joint Venture over a period of approximately 15 months, in return for a 49% interest in the Joint Venture. The Company made the first capital contribution of $1.9 million to the Joint Venture in July 2010 and the second capital contribution of $1.4 million in January 2011. The Company made the final capital contribution of $1.4 million in July 2011. The Company is accounting for its investment in the Joint Venture under the equity method. As of December 31, 2010 and 2011, the carrying value of the investment is $0.9 million and $3.0 million, respectively.

In August 2010, the Company entered into an agreement to transfer certain patents held by the Company to a privately-held company, 24M Technologies, Inc. (“24M”), in return for a 12% ownership interest in 24M. The Company is accounting for its investment in 24M under the equity method as it has determined it has significant influence over the operating and financial decisions of the third party. The Company has recorded the investment on the consolidated balance sheet at the fair value of the ownership interest received net of accumulated losses recognized under the equity method. As of December 31, 2011, the investment had a carrying value of $0.

For the years ended December 31, 2010 and 2011, the Company recorded $1.0 million and $0.8 million in the consolidated statements of operations related to its share of losses in investments accounted for under the equity method. The Company did not record any income or loss related to its investments accounted for under the equity method in the years ended December 31, 2009.